Annual Report

Summit
Municipal
Funds

October 31, 1999

T. Rowe Price


REPORT HIGHLIGHTS

Summit Municipal Funds

o Economic strength in the U.S. and recovery overseas pushed interest rates higher across the board. Each of the funds did better than its peer group.

o The bond funds posted losses for the 6- and 12-month periods ended October 31, while the money market fund delivered steady returns.

o With municipal yields extraordinarily high in relation to taxable alternatives, municipal bonds are an attractive choice for taxable investors.

o The Income Fund is prudently taking advantage of the attractive yields offered by the tax-free high-yield sector.

o We expect the U.S. economy to eventually slow, in which event municipal bonds at these yield levels could deliver strong total returns.

UPDATES AVAILABLE

For updates on the fund following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

After enjoying strong returns in 1998, municipal bond investors gave up some of those gains this year because of rising interest rates. Stronger-than-expected U.S. economic growth and an improved global outlook prompted the Federal Reserve, which had eased aggressively last year, to raise short-term rates twice during the summer. Municipal bond and note yields rose nearly a full percentage point across all maturities during the 12 months ended October 31, pushing bond prices down and resulting in negative total returns for bond funds. However, the Summit Municipal Money Market Fund delivered steady returns, and all three funds performed better than their peer group averages.


MARKET ENVIRONMENT

     The financial markets have taken a 180-degree turn since the height of the global financial crisis a year ago. Whereas a sharp economic slowdown was the primary fear last fall, investors today are concerned about the potential for a buildup in inflationary pressures as a result of robust economic growth and the lowest unemployment in a generation. Exuberant consumer spending continued to drive the U.S. economy, but revived foreign demand also reinvigorated the previously weak U.S. manufacturing sector. With a tight labor market pressuring employment costs and with commodity prices rising, the Fed reverted to its traditional inflation-fighting role. On November 16 (after the fund's fiscal year-end) the Fed increased key short-term lending rates a third time, by another quarter point, effectively rescinding its rate cuts of last fall. The central bank also switched to a neutral stance on future rate moves.

Line Chart - Municiapl Bond and Note Yields

1-Year Moody's
            30-Year AAA             5-Year AAA                Investment
            General Obligation      General Obligation        Grade 1 Note

10/98       4.92                    3.70                      2.95
            4.89                    3.75                      3.05
            4.94                    3.75                      3.05
1/99        4.87                    3.65                      2.95
            4.99                    3.78                      3.00
            5.04                    3.82                      3.15
4/99        5.08                    3.85                      3.20
            5.16                    4.00                      3.20
            5.33                    4.33                      3.50
7/99        5.41                    4.30                      3.55
            5.60                    4.40                      3.75
            5.70                    4.43                      3.75
10/99       5.89                    4.58                      3.95


Market Changes Spell Higher Tax-Free Yields
--------------------------------------------------------------------------------

Structural changes are taking place in the fixed income markets resulting in higher tax-free yields for investors.

The chart below tracks the yield on 30-year, AAA general obligation municipal bonds as a percentage of long-term Treasury bond yields since 1981. Historically, the yield on these municipal bonds has averaged about 85% of the Treasury yield. This discount reflected both the tax benefit of municipals and uncertainty about future tax laws. Investors in the 31% federal tax bracket, for example, keep only 69% of their income from taxable bonds. Therefore, they would logically be attracted to high-quality municipal bonds offering 85% or more of the prevailing Treasury yield.

The sharp spike in municipal yields in 1986 reflects the tax reform debate, which posed a threat to municipal bonds' federal tax exemption. Accordingly, municipal bond yields reached parity with Treasury yields. However, when the Tax Reform Act of 1986 left the tax benefit intact, municipal bond prices rose sharply until yields had fallen to more normal levels.

Recently, different forces have been at work that go beyond the impact of 1998's global financial crisis. At that time, shaky world markets prompted foreign investors (who have no need for U.S. tax-exempt bonds) to buy Treasuries, and Treasury yields plunged to near parity with municipals.


Unusual Yield Relationships

Since then, Treasury yields have returned to pre-crisis levels, but municipal yields are again unusually high at about 94% of Treasury yields. According to Mary Miller, director of the T. Rowe Price municipal bond department, the current relationship is "illogical from a tax standpoint" but unlikely to change soon.

For one thing, the supply of Treasury debt is shrinking due to the federal budget surplus, while outstanding municipal supply continues to grow. In addition, the supply of taxable bonds outside of Treasuries-including corporate, asset-backed and mortgage-backed bonds-has also risen, and this has created more competition in the market. The availability of these competing investments is likely to keep municipal yields relatively high in the coming months.

Over time, income makes up the vast majority of a bond investor's total return. Therefore, these developments have given investors the opportunity to earn higher-than-expected tax-free income with little or no sacrifice of credit quality.


MUNICIPAL/TREASURY YIELD RATIO
--------------------------------------------------------------------------------

                           Treasury Ratio            Treasury Average

6/30/1981                  0.7895                    0.8456
7/31/1981                  0.7844                    0.8456
8/31/1981                  0.8322                    0.8456
9/30/1981                  0.8163                    0.8456
10/30/1981                 0.8659                    0.8456
11/30/1981                 0.8625                    0.8456
12/31/1981                 0.9331                    0.8456
1/29/1982                  0.8843                    0.8456
2/26/1982                  0.8762                    0.8456
3/31/1982                  0.8918                    0.8456
4/30/1982                  0.8832                    0.8456
5/28/1982                  0.8631                    0.8456
6/30/1982                  0.8664                    0.8456
7/30/1982                  0.8478                    0.8456
8/31/1982                  0.8206                    0.8456
9/30/1982                  0.8553                    0.8456
10/29/1982                 0.8629                    0.8456
11/30/1982                 0.9193                    0.8456
12/31/1982                 0.8646                    0.8456
1/31/1983                  0.8410                    0.8456
2/28/1983                  0.8190                    0.8456
3/31/1983                  0.8365                    0.8456
4/29/1983                  0.8140                    0.8456
5/31/1983                  0.8493                    0.8456
6/30/1983                  0.8189                    0.8456
7/29/1983                  0.7881                    0.8456
8/31/1983                  0.7837                    0.8456
9/30/1983                  0.8005                    0.8456
10/31/1983                 0.7966                    0.8456
11/30/1983                 0.8101                    0.8456
12/30/1983                 0.7870                    0.8456
1/31/1984                  0.7834                    0.8456
2/29/1984                  0.7755                    0.8456
3/30/1984                  0.7611                    0.8456
4/30/1984                  0.7552                    0.8456
5/31/1984                  0.7645                    0.8456
6/29/1984                  0.7628                    0.8456
7/31/1984                  0.7587                    0.8456
8/31/1984                  0.7761                    0.8456
9/28/1984                  0.8041                    0.8456
10/31/1984                 0.8506                    0.8456
11/30/1984                 0.8403                    0.8456
12/31/1984                 0.8373                    0.8456
1/31/1985                  0.7929                    0.8456
2/28/1985                  0.7917                    0.8456
3/29/1985                  0.8035                    0.8456
4/30/1985                  0.7940                    0.8456
5/31/1985                  0.8010                    0.8456
6/28/1985                  0.8038                    0.8456
7/31/1985                  0.8251                    0.8456
8/30/1985                  0.8447                    0.8456
9/30/1985                  0.8719                    0.8456
10/31/1985                 0.8369                    0.8456
11/29/1985                 0.8337                    0.8456
12/31/1985                 0.8801                    0.8456
1/31/1986                  0.8097                    0.8456
2/28/1986                  0.8153                    0.8456
3/31/1986                  0.8942                    0.8456
4/30/1986                  0.9310                    0.8456
5/30/1986                  0.9732                    0.8456
6/30/1986                  1.0090                    0.8456
7/31/1986                  0.9699                    0.8456
8/29/1986                  0.9306                    0.8456
9/30/1986                  0.8949                    0.8456
10/31/1986                 0.8730                    0.8456
11/28/1986                 0.8780                    0.8456
12/31/1986                 0.8755                    0.8456
1/30/1987                  0.8558                    0.8456
2/27/1987                  0.8644                    0.8456
3/31/1987                  0.8605                    0.8456
4/30/1987                  0.9079                    0.8456
5/29/1987                  0.8917                    0.8456
6/30/1987                  0.8999                    0.8456
7/31/1987                  0.8545                    0.8456
8/31/1987                  0.8360                    0.8456
9/30/1987                  0.8627                    0.8456
10/30/1987                 0.8918                    0.8456
11/30/1987                 0.8627                    0.8456
12/31/1987                 0.8463                    0.8456
1/29/1988                  0.8617                    0.8456
2/29/1988                  0.8831                    0.8456
3/31/1988                  0.8811                    0.8456
4/29/1988                  0.8343                    0.8456
5/31/1988                  0.8374                    0.8456
6/30/1988                  0.8589                    0.8456
7/29/1988                  0.8247                    0.8456
8/31/1988                  0.8172                    0.8456
9/30/1988                  0.8298                    0.8456
10/31/1988                 0.8188                    0.8456
11/30/1988                 0.8220                    0.8456
12/30/1988                 0.8232                    0.8456
1/31/1989                  0.7994                    0.8456
2/28/1989                  0.8115                    0.8456
3/31/1989                  0.8309                    0.8456
4/28/1989                  0.8130                    0.8456
5/31/1989                  0.8142                    0.8456
6/30/1989                  0.8526                    0.8456
7/31/1989                  0.8592                    0.8456
8/31/1989                  0.8536                    0.8456
9/29/1989                  0.8741                    0.8456
10/31/1989                 0.9040                    0.8456
11/30/1989                 0.8745                    0.8456
12/29/1989                 0.8593                    0.8456
1/31/1990                  0.8348                    0.8456
2/28/1990                  0.8202                    0.8456
3/30/1990                  0.8296                    0.8456
4/30/1990                  0.8177                    0.8456
5/31/1990                  0.8164                    0.8456
6/29/1990                  0.8454                    0.8456
7/31/1990                  0.8268                    0.8456
8/31/1990                  0.8074                    0.8456
9/28/1990                  0.8103                    0.8456
10/31/1990                 0.8089                    0.8456
11/30/1990                 0.8222                    0.8456
12/31/1990                 0.8500                    0.8456
1/31/1991                  0.8352                    0.8456
2/28/1991                  0.8367                    0.8456
3/28/1991                  0.8427                    0.8456
4/30/1991                  0.8316                    0.8456
5/31/1991                  0.8232                    0.8456
6/28/1991                  0.8272                    0.8456
7/31/1991                  0.8219                    0.8456
8/30/1991                  0.8318                    0.8456
9/30/1991                  0.8455                    0.8456
10/31/1991                 0.8287                    0.8456
11/29/1991                 0.8322                    0.8456
12/31/1991                 0.8656                    0.8456
1/31/1992                  0.8446                    0.8456
2/28/1992                  0.8345                    0.8456
3/31/1992                  0.8291                    0.8456
4/30/1992                  0.8092                    0.8456
5/29/1992                  0.8171                    0.8456
6/30/1992                  0.8041                    0.8456
7/31/1992                  0.7914                    0.8456
8/31/1992                  0.8242                    0.8456
9/30/1992                  0.8402                    0.8456
10/30/1992                 0.8465                    0.8456
11/30/1992                 0.8169                    0.8456
12/31/1992                 0.8252                    0.8456
1/29/1993                  0.8341                    0.8456
2/26/1993                  0.7975                    0.8456
3/31/1993                  0.8379                    0.8456
4/30/1993                  0.8154                    0.8456
5/28/1993                  0.8168                    0.8456
6/30/1993                  0.8169                    0.8456
7/30/1993                  0.8377                    0.8456
8/31/1993                  0.8703                    0.8456
9/30/1993                  0.8631                    0.8456
10/29/1993                 0.8714                    0.8456
11/30/1993                 0.8574                    0.8456
12/31/1993                 0.8204                    0.8456
1/31/1994                  0.8336                    0.8456
2/28/1994                  0.8407                    0.8456
3/31/1994                  0.8676                    0.8456
4/29/1994                  0.8406                    0.8456
5/31/1994                  0.8147                    0.8456
6/30/1994                  0.8276                    0.8456
7/29/1994                  0.8187                    0.8456
8/31/1994                  0.8192                    0.8456
9/30/1994                  0.8130                    0.8456
10/31/1994                 0.8167                    0.8456
11/30/1994                 0.8441                    0.8456
12/30/1994                 0.8380                    0.8456
1/31/1995                  0.8049                    0.8456
2/28/1995                  0.7999                    0.8456
3/31/1995                  0.8005                    0.8456
4/28/1995                  0.8177                    0.8456
5/31/1995                  0.8481                    0.8456
6/30/1995                  0.8913                    0.8456
7/31/1995                  0.8603                    0.8456
8/31/1995                  0.8788                    0.8456
9/29/1995                  0.8951                    0.8456
10/31/1995                 0.8847                    0.8456
11/30/1995                 0.8716                    0.8456
12/29/1995                 0.8750                    0.8456
1/31/1996                  0.8710                    0.8456
2/29/1996                  0.8437                    0.8456
3/29/1996                  0.8557                    0.8456
4/30/1996                  0.8414                    0.8456
5/31/1996                  0.8443                    0.8456
6/28/1996                  0.8343                    0.8456
7/31/1996                  0.8180                    0.8456
8/30/1996                  0.8091                    0.8456
9/30/1996                  0.8013                    0.8456
10/31/1996                 0.8277                    0.8456
11/29/1996                 0.8423                    0.8456
12/31/1996                 0.8215                    0.8456
1/31/1997                  0.8175                    0.8456
2/28/1997                  0.8086                    0.8456
3/31/1997                  0.8104                    0.8456
4/30/1997                  0.8068                    0.8456
5/30/1997                  0.7962                    0.8456
6/30/1997                  0.8036                    0.8456
7/31/1997                  0.8182                    0.8456
8/29/1997                  0.8096                    0.8456
9/30/1997                  0.8197                    0.8456
10/31/1997                 0.8500                    0.8456
11/28/1997                 0.8569                    0.8456
12/31/1997                 0.8484                    0.8456
1/30/1998                  0.8616                    0.8456
2/27/1998                  0.8581                    0.8456
3/31/1998                  0.8650                    0.8456
4/30/1998                  0.8738                    0.8456
5/29/1998                  0.8707                    0.8456
6/30/1998                  0.8973                    0.8456
7/31/1998                  0.8923                    0.8456
8/31/1998                  0.9380                    0.8456
9/30/1998                  0.9733                    0.8456
10/30/1998                 0.9556                    0.8456
11/30/1998                 0.9629                    0.8456
12/31/1998                 0.9744                    0.8456
1/29/1999                  0.9553                    0.8456
2/26/1999                  0.8946                    0.8456
3/31/1999                  0.8967                    0.8456
4/30/1999                  0.8983                    0.8456
5/28/1999                  0.8854                    0.8456
6/30/1999                  0.8916                    0.8456
7/30/1999                  0.8852                    0.8456
8/1/1999                   0.9230                    0.8456
9/30/1999                  0.9420                    0.8456
10/29/1999                 0.9560                    0.8456

Source: Municipal Market Data

     This reversal of market sentiment caused the most difficult environment for bond investors since 1994. The yield on the 30-year Treasury bond rose approximately 150 basis points (100 basis points equal one percentage point) over the past year. Thirty-year AAA general obligation municipal bond yields, which began the fiscal year at 4.92%, ended at 5.89%, with more than 80% of the increase coming since our last report six months ago.

     As interest rates rose, refinancing of municipal debt declined. This drop in refunding more than offset the increase in new borrowing-a byproduct of the healthy economy and flush municipal coffers-and, as a result, new issue supply of municipal bonds is running 20% below last year's heavy pace. But demand for tax-exempt bonds also waned over the past year. Direct purchases by retail buyers (individuals) were the sole source of increased demand as individual investors shifted their asset allocations toward bonds. Mutual funds experienced net redemptions while insurance companies, the third largest holders of municipal debt, pared their holdings.

     The confluence of these forces provided the silver lining in a cloudy year for municipal bond investors: extraordinarily high tax-free yields in relation to taxable alternatives, at a time when interest rates are relatively high. An abundance of corporate supply during the summer reduced demand for municipal bonds, helping push yields higher. Municipals also looked more attractive compared with Treasuries because the federal surplus reduced the government's borrowing needs and helped restrain the rise in Treasury yields. Long-term tax-exempt yields are exceptionally attractive at about 94% of long-term Treasury yields and are also generous compared with yields on high-quality corporate and asset- and mortgage-backed bonds. (See sidebar on page 2.)

     The rise in overall interest rates makes the current investment opportunity rarer still. Consider that for investors in the 28% tax bracket, the current 5.89% AAA municipal yield is equivalent to an 8.18% taxable yield. That is because such investors only get to keep 72% of any additional dollar of taxable income (8.18 X .72 = 5.89). Higher rates in combination with a 94% municipal yield ratio have given investors taxable-equivalent yields they haven't seen in years. For investors in the top 39.6% federal income tax bracket, long-term municipal bonds currently offer a taxable-equivalent yield of 9.75%. That is more than three-and-a-half percentage points above the current Treasury yield, with little or no sacrifice of credit quality. Few fixed income investors would pass up 8.18% AAA taxable yields-let alone 9.75%-yet in effect, many are doing just that by ignoring 5.89% tax-exempt yields.

     High-yield bonds outperformed the general market over the past six and 12 months, thanks to the strong economy. Though credit spreads (the difference in yield between higher- and lower-quality bonds) did widen, the higher coupons and lower interest rate sensitivity of high-yield municipal bonds helped them deliver better total returns.

SUMMIT MUNICIPAL MONEY MARKET FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/99                      6 Months          12 Months
--------------------------------------------------------------------------------

Municipal Money Market Fund                    1.46%              2.90%

Lipper Tax-Exempt Money
Market Funds Average                           1.34               2.60

     The Summit Municipal Money Market Fund again outpaced the returns of its peer group average for the 6- and 12-month periods ended October 31. This is a credit to our portfolio strategy and below-average expenses (the fund's expenses rank in the lowest quartile of the Lipper Tax-Exempt Money Market Funds Average). For the year, the fund returned 2.90%, compared with 2.60% for the Lipper category, as shown in the table.

     In contrast to the municipal bond market, the tax-free money market experienced little supply and steady demand. Year-to-date, municipal note issuance is mirroring 1998's level, which had been the lowest since 1990. Meanwhile, money fund assets in general grew quickly over the past year, and tax-free money fund assets rose at a modest rate. As a result, municipal money market yields remained somewhat low compared with taxable alternatives.

     As mentioned, yields rose nearly a full percentage point over the past year, with most of that move occurring during the past six months. During the latter period, yields on 180-day municipal notes rose 65 basis points to 3.85%, while one-year yields rose 75 basis points to 3.95%. The short-term yield curve became more positively sloped in the past six months, with one-year yields averaging 25 basis points higher than one- to seven-day yields. During the first six months of the fiscal year, one-year yields offered an average of just four basis points over the shortest maturities (100 basis points equal one percentage point).

     The steeper yield curve benefited the fund as we maintained a longer-than-average weighted average maturity (WAM) compared with our competitors. Six months ago, the fund's WAM stood at 59 days, 19 days longer than the peer group average. By mid- to late June, the fund's maturity was shortened and brought to within four days of the average. This more neutral posture coincided well with the beginning of the seasonal note issuance calendar as well as the Fed's impending switch to a more restrictive monetary policy. As of October 31, the fund's WAM of 56 days remained just four days longer than the peer group average.


SUMMIT MUNICIPAL INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/99                      6 Months           12 Months
--------------------------------------------------------------------------------

Municipal Intermediate Fund                   -2.66%              -0.96%

Lipper Intermediate Municipal
Debt Funds Average                            -2.73               -1.47

     The Summit Municipal Intermediate Fund's 0.96% loss for the fiscal year was more limited than the 1.47% loss of the Lipper Intermediate Municipal Debt Funds Average, as shown in the table. The story was similar for the past six months, when your fund held its value better than its peer group average. Results were aided by our portfolio management and below-average expense ratio (which placed the fund in the lowest expense quartile of the Lipper Intermediate Municipal Debt Funds Average). However, with the greatest rise in rates coming in the latter part of the period, the portfolio's coupon income could not overcome the share price decline from $10.63 on April 30 to $10.12. As shown in the table on page 15, the fund has delivered average annual compound total returns of 4.50%, 6.02%, and 5.02%, respectively, for the past three- and five-year periods and since inception. Our dividend yield for the six months ended October 31 rose to 4.59% from 4.47% in the prior six-month period, as shown in the table on page 9. That is equivalent to a pretax yield of 7.60% for an investor in the top 39.6% federal income tax bracket.

     The fund's duration strategy remained in a defensive range, as described in our last letter, though duration rose to 5.4 years from 5.2 years six months ago. (Duration measures a bond fund's sensitivity to interest rates. For example, a fund with a duration of five years will rise about 5% in price in response to a one-percentage-point decline in rates and fall 5% in response to a one-percentage-point increase in rates.) Though interest rates trended higher and economic data continued to be strong, we were reluctant to become even more defensive because municipal bonds represented tremendous value compared with other fixed income alternatives. While we were cautious on the direction of interest rates, we were bullish on municipal bonds. That is to say, municipal yields were so high in relation to taxable yields that we felt we were being compensated for taking slightly more interest rate risk than we might otherwise have in a rising rate environment. Typically, when Treasury yields rise, municipal yields do not rise quite as much, and as a result the price declines of tax-free bonds are somewhat more limited than those of Treasuries.

     During the past six months, as rates rose and bond prices fell, we tried to maintain the fund's relatively high income by realizing losses in individual bonds and reinvesting at higher yields. This also creates a tax loss for the fund that can be used to offset future capital gains, thus making the portfolio more tax-efficient. Average credit quality remained unchanged at A+, though the composition of our investments shifted. We moved 5% of the portfolio from local to state general obligation bonds, a function of our tax-loss selling and our purchase of the more attractive new issues. In addition, we pulled 6% of net assets out of industrial revenue bonds and invested the proceeds in water and sewer and housing bonds, which have higher credit quality, given the Fed's inclination to try to slow economic growth.

SUMMIT MUNICIPAL INCOME FUND

Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/99                      6 Months          12 Months
--------------------------------------------------------------------------------

Municipal Income Fund                         -4.98%             -3.58%

Lipper General Municipal
Debt Funds Average                            -5.32              -4.18

     Though your fund posted losses during the 6- and 12-month periods ended October 31, these results were still better than those of our peer group average, as shown in the table. Portfolio management and below-average expenses-which in fact ranked in the lowest quartile of the Lipper category-aided relative performance. However, the $0.91 decline in the fund's price during the 12 months overwhelmed income of $0.49, resulting in a negative total return. Despite the difficult environment for bond investors over the past year, the fund's long-term performance is still solid. As shown in the table on page 15, average annual returns for the past three- and five-year periods, and since inception six years ago, were 4.95%, 7.25%, and 5.21%, respectively. The fund's annualized dividend yield rose from 4.70% for the six months ended April 30 to 5.03% for the six months ended October 31, as shown in the table on page 10. That equates to a pretax yield of 8.33% for investors in the top 39.6% federal income tax bracket.

Pie Chart - Quality Diversification
--------------------------------------------------------------------------------

Summit Municipal Income Fund

AAA                8
AA                44
A                 21
BBB               14
BB                10
B and Below        3

     In anticipation of an unfavorable bond market environment, we reduced the fund's duration to a neutral posture of 7.6 years from 8 years six months ago and 8.4 years at the end of the prior fiscal year. (Duration measures a bond fund's sensitivity to interest rates. For example, a fund with a duration of eight years will rise about 8% in price in response to a one-percentage-point decline in rates and fall 8% in response to a one-percentage-point increase in rates.) We chose not to reduce duration even further, to a defensive stance, because municipal bonds represented such good value compared with Treasury bonds. In addition, overall interest rates were already at high levels compared with inflation. Therefore, even if rates were to rise further we felt that long-term municipal bonds would likely hold their value well compared with other fixed income alternatives.

     Average credit quality remained unchanged from six months ago at A+. However, we continued to nudge higher our exposure to both lower-quality bonds and high-quality cash reserves. Bonds rated BBB and lower increased from 24% to 27% of the portfolio over the past year. So far in 1999, investors have favored high-quality bonds and the yields of lower-quality bonds have grown attractive. We will probably continue adding to these higher-yielding bonds, particularly in sectors of the market that have performed poorly but that we feel are likely to improve. At the same time, the fund's cash reserves during the period were higher than average to meet the redemptions that can occur when rates rise and to limit share price losses.

     Portfolio turnover was above average, due to the raising of cash reserves and to the sales and purchases we made to both improve tax efficiency and maintain a relatively high level of income. As rates rose and bond prices declined, we sold certain bonds to realize tax losses, which we can use in the future to offset capital gains and minimize the tax burden on shareholders. By replacing those bonds with newly issued, higher coupon bonds, we are able to keep shareholder income higher than it might otherwise be.

     Looking ahead, we expect to maintain our neutral posture until it appears the Fed is satisfied that its three interest rate hikes this year are sufficient to stem inflationary pressures. In the meantime, our emphasis will remain on improving the yield to shareholders, particularly as we work down our cash reserves with new purchases beginning next year.


OUTLOOK

     Interest rates could continue to move somewhat higher in the months ahead due to the persistent strength in the U.S. economy and improved global growth. The Fed is keeping a wary eye on inflation, but is also interested in maintaining a liquid and orderly market as year-end approaches. This could moderate future rate increases, as evidenced by the Fed's recent move to a neutral bias. In addition, it's important to recognize that the increase in rates so far this year could be enough to slow certain sectors of the economy, thereby limiting inflation concerns. For the time being, we are focused on the high overall yields available in the municipal markets and the exceptional appeal of tax-exempt bonds compared with taxable alternatives.

Best wishes for a happy and prosperous New Year,

Mary J. Miller
Director, Municipal Bond Department

November 19, 1999


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        4/30/99     10/31/99
Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Price Per Share                                      $     1.00   $     1.00

Dividends Per Share
  For 6 months                                            0.014        0.014
  For 12 months                                           0.030        0.029

Dividend Yield (7-Day Compound) *                          3.22%        3.10%

Weighted Average Maturity (days)                             59           56

Weighted Average Quality **                          First Tier   First Tier


Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    10.63   $    10.12

Dividends Per Share
  For 6 months                                             0.24         0.23
  For 12 months                                            0.48         0.46

Dividend Yield *
  For 6 months                                             4.47%        4.59%
  For 12 months                                            4.55         4.70

30-Day Standardized Yield                                  4.00         4.67

Weighted Average Effective Maturity (years)                 6.4          6.9

Weighted Average Effective Duration (years)                 5.2          5.4

Weighted Average Quality ***                                 A+           A+

(continued on next page)


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        4/30/99     10/31/99
Summit Municipal Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $    10.65   $     9.88

Dividends Per Share
  For 6 months                                             0.25         0.25
  For 12 months                                            0.51         0.49

Dividend Yield *
  For 6 months                                             4.70%        5.03%
  For 12 months                                            4.83         5.10

30-Day Standardized Yield                                  4.48         5.07

Weighted Average Maturity (years)                          16.6         13.9

Weighted Average Effective Duration (years)                 8.0          7.6

Weighted Average Quality ***                                 A+           A+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        4/30/99     10/31/99
Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Air and Sea Transportation Revenue                           19%          21%

Educational Revenue                                          15           18

Industrial and Pollution Control Revenue                     17           18

General Obligation - State                                   15            8

Electric Revenue                                              6            7

General Obligation - Local                                    8            7

Housing Finance Revenue                                       7            7

Prerefunded Bonds                                             7            5

Hospital Revenue                                              1            3

Escrowed to Maturity                                          3            2

All Other                                                     9            4

Other Assets Less Liabilities                                -7           --
--------------------------------------------------------------------------------

Total                                                       100%         100%


(continued on next page)


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        4/30/99     10/31/99
Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------

General Obligation - Local                                   17%          12%

Hospital Revenue                                              9           11

Solid Waste Revenue                                          10            9

General Obligation - State                                    4            9

Electric Revenue                                              9            9

Air and Sea Transportation Revenue                            7            7

Industrial and Pollution Control Revenue                     12            6

Life Care/Nursing Home Revenue                                5            5

Lease Revenue                                                 5            5

Housing Finance Revenue                                       2            4

Dedicated Tax Revenue                                         6            4

Nuclear Revenue                                               4            4

Water and Sewer Revenue                                       1            4

Prerefunded Bonds                                             4            3

Miscellaneous                                                 3            3

Escrowed to Maturity                                          2            3

Educational Revenue                                           1            2

All Other                                                     2            1

Other Assets Less Liabilities                                -3           -1
--------------------------------------------------------------------------------

Total                                                       100%         100%

(continued on next page)


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        4/30/99     10/31/99
Summit Municipal Income Fund
--------------------------------------------------------------------------------

Hospital Revenue                                             13%          12%

Industrial and Pollution Control Revenue                     13           11

Lease Revenue                                                 8            9

Solid Waste Revenue                                           5            9

General Obligation - Local                                    6            8

Housing Finance Revenue                                       7            7

Life Care/Nursing Home Revenue                                6            7

Ground Transportation Revenue                                 2            6

Air and Sea Transportation Revenue                            4            6

Nuclear Revenue                                               7            5

Educational Revenue                                           2            5

Water and Sewer Revenue                                       5            5

Dedicated Tax Revenue                                         8            3

General Obligation - State                                    4            3

Prerefunded Bonds                                             3            3

Escrowed to Maturity                                          2            3

Electric Revenue                                              4            2

All Other                                                     2           --

Other Assets Less Liabilities                                -1           -4
--------------------------------------------------------------------------------

Total                                                       100%         100%


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $25,000 investment in the funds over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SEC Chart: SUMMIT MUNICIPAL MONEY MARKET FUND

                       Lipper Tax-Exempt
                       Money Market                    Summit Municipal
                       Funds Average                   Money Market Fund

     10/29/93          25.000                          25.000
     10/94             25.536                          25.588
     10/95             26.382                          26.491
     10/96             27.184                          27.361
     10/97             28.018                          28.284
     10/98             28.864                          29.210
     10/99             29.618                          30.056

SEC Chart: SUMMIT MUNICIPAL INTERMEDIATE FUND

                                                              Lipper
                           Lehman           Summit            Intermediate
                           7-Year           Municipal         Municipal
                           Municipal        Debt Funds        Intermediate
                           Bond Index       Average           Fund

    10/29/93               25.000           25.000            25.000
    10/94                  23.910           23.529            23.905
    10/95                  27.458           26.755            27.416
    10/96                  29.025           28.183            29.345
    10/97                  31.490           30.538            32.438
    10/98                  34.013           32.744            35.177
    10/99                  33.411           31.394            33.917


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

SEC Chart: SUMMIT MUNICIPAL INCOME FUND

                                                              Lipper
                           Lehman           Summit            Intermediate
                           7-Year           Municipal         Municipal
                           Municipal        Debt Funds        Intermediate
                           Bond Index       Average           Fund

     10/29/93              25.000           25.000            25.000
     10/94                 24.526           24.064            25.045
     10/95                 27.555           26.817            27.899
     10/96                 28.837           28.069            29.403
     10/97                 30.979           30.034            31.691
     10/98                 33.269           32.074            33.875
     10/99                 33.271           31.639            33.550


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since  Inception
Periods Ended 10/31/99     1 Year    3 Years    5 Years   Inception       Date

Summit Municipal Money
  Market Fund                2.90%      3.18%      3.27%      3.11%   10/29/93

Summit Municipal
  Intermediate Fund         -0.96       4.50       6.02       5.02    10/29/93

Summit Municipal
  Income Fund               -3.58       4.95       7.25       5.21    10/29/93

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of period      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Investment activities
Net investment income       0.029      0.032      0.033      0.032      0.035

Distributions
  Net investment income    (0.029)    (0.032)    (0.033)    (0.032)    (0.035)

NET ASSET VALUE
End of period            $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)        2.90%      3.27%      3.37%      3.28%      3.53%

Ratio of total expenses
to average net assets        0.45%      0.45%      0.45%      0.45%      0.45%

Ratio of net investment
income to average
net assets                   2.87%      3.23%      3.31%      3.23%      3.48%

Net assets, end of period
(in thousands)           $185,305   $170,924   $140,557   $ 96,264   $ 77,958

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of period      $  10.70   $  10.51   $  10.22   $  10.17   $   9.59

Investment activities
  Net investment income      0.46       0.48       0.49       0.48       0.48
  Net realized and
  unrealized gain (loss)    (0.56)      0.23       0.29       0.05       0.58

  Total from
  investment activities     (0.10)      0.71       0.78       0.53       1.06

Distributions
  Net investment income     (0.46)     (0.48)     (0.49)     (0.48)     (0.48)
  Net realized gain         (0.02)     (0.04)      --         --         --

  Total distributions       (0.48)     (0.52)     (0.49)     (0.48)     (0.48)

NET ASSET VALUE
End of period            $  10.12   $  10.70   $  10.51   $  10.22   $  10.17
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)       (0.96)%     6.89%      7.78%      5.39%     11.39%

Ratio of total expenses
to average net assets        0.50%      0.50%      0.50%      0.50%      0.50%

Ratio of net investment
income to average
net assets                   4.43%      4.51%      4.67%      4.77%      4.93%

Portfolio turnover rate      38.5%      22.2%      53.8%      72.9%      86.1%

Net assets, end of period
(in thousands)           $ 83,794   $ 75,928   $ 46,906   $ 29,175   $ 22,145

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Income Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         10/31/99   10/31/98   10/31/97   10/31/96   10/31/95

NET ASSET VALUE
Beginning of period      $  10.79   $  10.44   $   9.97   $   9.84   $   9.08

Investment activities
  Net investment income      0.49       0.51       0.55       0.54       0.54
  Net realized and
  unrealized gain (loss)    (0.86)      0.35       0.47       0.13       0.76

  Total from
  investment activities     (0.37)      0.86       1.02       0.67       1.30

Distributions
  Net investment income     (0.49)     (0.51)     (0.55)     (0.54)     (0.54)
  Net realized gains        (0.05)      --         --         --         --

  Total distributions       (0.54)     (0.51)     (0.55)     (0.54)     (0.54)

NET ASSET VALUE
End of period            $   9.88   $  10.79   $  10.44   $   9.97   $   9.84
                         ----------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)       (3.58)%     8.44%     10.54%      7.04%     14.68%

Ratio of total expenses
to average net assets        0.50%      0.50%      0.50%      0.50%      0.50%

Ratio of net investment
income to average
net assets                   4.71%      4.82%      5.38%      5.51%      5.68%

Portfolio turnover rate      79.7%      48.1%      35.7%      56.7%      73.7%

Net assets, end of period
(in thousands)           $ 72,558   $ 65,958   $ 29,102   $ 15,909   $ 11,108

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Money Market Fund
--------------------------------------------------------------------------------
                                                             October 31, 1999

Statement of Net Assets                                 Par         Value
--------------------------------------------------------------------------------
                                                          In thousands

ALABAMA  0.1%

Huntsville, GO, 5.15%, 8/1/00                        $      250   $      252

Total Alabama (Cost $252)                                                252


COLORADO  0.3%

Colorado Health Fac. Auth.,
  Porter Memorial Hosp. Project
  7.40%, 2/1/16 (Prerefunded 2/1/00!)                       500          505

Total Colorado (Cost $505)                                               505


CONNECTICUT  0.1%

Connecticut, GO, 4.50%, 5/15/00                             200          201

Connecticut, Unemployment Compensation
  5.50%, 5/15/00 (AMBAC Insured)                             50           50

Total Connecticut (Cost  $251)                                           251


DELAWARE  0.2%

Delaware, GO
  4.50%, 2/1/00                                             200          201
  5.00%, 7/1/00                                             250          252

Total Delaware (Cost  $453)                                              453


FLORIDA  2.6%

Florida Board of Ed.
  4.80%, 6/1/00                                             250          251

  Capital Outlay, GO
  7.25%, 6/1/23 (Prerefunded 6/1/00!)                       150          156

Florida Dept. of Natural Resources
  VRDN (Currently 3.57%)
  (FGIC Insured)                                          2,000        2,000

Lee County HFA, Single Family,
  3.15%, 11/15/99 *                                       2,375        2,375

Total Florida (Cost  $4,782)                                           4,782


GEORGIA  4.4%

Georgia, GO
  4.375%, 7/1/00                                            250          251
  6.25%, 4/1/00                                           1,230        1,244

Savannah Economic Dev. Auth.
  Home Depot
  VRDN (Currently 3.60%) *                           $    2,250   $    2,250

  VRDN (Currently 3.65%) *                                4,400        4,400

Total Georgia (Cost  $8,145)                                           8,145


HAWAII  0.1%

Hawaii, 5.70%, 11/1/99
  (Escrowed to Maturity)                                    200          200

Honolulu, GO, 6.90%, 6/1/00
  (Escrowed to Maturity)                                     50           51

Total Hawaii (Cost $251)                                                 251


ILLINOIS  8.5%

Chicago, GO, 3.75%, 12/1/99                               5,000        5,000

Chicago Metropolitan Water
  Reclamation Dist., GO
  4.70%, 12/1/99                                            300          301

  5.60%, 12/1/99                                             75           75

Cook County, GO
  4.375%, 11/15/99 (MBIA Insured)                           250          250

  5.10%, 11/15/99 (FGIC Insured)                            250          250

Illinois, 5.75%, 6/15/00
  (Escrowed to Maturity)                                    100          101

Illinois, GO, 5.25%, 4/1/00                                 360          362

Illinois HDA, 3.65%, 7/26/00 *                            1,000        1,000

Illinois HFA, Resurrection
  Health Care Systems
  TECP, 3.50%, 11/24/99                                   5,000        5,000

Illinois Student Assistance
  Commission, Student Loan
  VRDN (Currently 3.55%) *                                  700          700

Lake County, PCR, W.W. Grainger
  VRDN (Currently 3.70%) *                                1,500        1,500

Southwestern Dev. Auth.,
  Solid Waste Disposal
  Shell Oil, Wood River
  VRDN (Currently 3.60%) *                                1,200        1,200

Total Illinois (Cost $15,739)                                         15,739


INDIANA  6.5%

Indiana HFFA, Ascension Health, VRDN
  (Currently 3.80%)                                       2,000        2,000

Indiana Univ., 6.90%, 8/1/03
  (Prerefunded 8/1/00!)                                     350          365

Indianapolis Airport Auth.,
  Gas Utility, 3.70%, 2/9/00                              3,000        3,000

Petersburg Solid Waste Disposal
  Indianapolis Power and Light
  VRDN (Currently 3.60%) *                           $      300   $      300

  VRDN (Currently 3.70%) *                                6,300        6,300

Total Indiana (Cost $11,965)                                          11,965


KENTUCKY  4.1%

Jefferson County, PCR, Gas & Electric
  TECP, 3.50%, 11/12/99                                   5,000        5,000

  TECP, 3.80%, 2/22/00 *                                  2,000        2,000

Kentucky Property and Buildings Commission
  7.35%, 12/1/04 (Prerefunded 12/1/99!)                     100          102

Kentucky Turnpike Auth., Revitalization Project
  7.25%, 5/15/02 (Prerefunded 5/15/00!)                     500          517

Total Kentucky (Cost $7,619)                                           7,619


LOUISIANA  5.2%

New Orleans Aviation Board
  VRDN (Currently 3.60%)
  (MBIA Insured) *                                        5,340        5,340

Plaquemines Parish, British Petroleum
  VRDN (Currently 3.60%) *                                1,100        1,100

Saint Charles Parish, PCR, Shell Oil
  VRDN (Currently 3.60%) *                                3,100        3,100

Total Louisiana (Cost $9,540)                                          9,540


MAINE  4.6%

Maine Ed. Marketing Corp., Student Loan
  VRDN (Currently 3.55%) *                                7,500        7,500

  VRDN (Currently 3.55%)
  (AMBAC Insured) *                                       1,000        1,000

Total Maine (Cost $8,500)                                              8,500


MARYLAND  5.0%

Anne Arundel County, GO
  BAN, Consolidated Solid Waste
  TECP, 3.55%, 2/9/00 *                                   4,000        4,000

  Water and Sewer, 4.00%, 3/15/00 *                       1,235        1,238

Baltimore City, Waste Water Utility
  6.50%, 7/1/20 (MBIA Insured)
  (Prerefunded 7/1/00!)                              $       75   $       76

Carroll County, GO, County
  Commissioners, 6.50%, 11/1/99                             100          100

Charles County, GO, 6.50%, 12/1/99                           50           50

Howard County, Consolidated Public Improvement
  6.90%, 5/15/07 (Prerefunded 5/15/00!)                     300          305

Maryland, GO
  6.50%, 7/1/00                                             155          158

  6.70%, 3/1/05 (Prerefunded 3/1/00!)                       400          412

  State and Local Fac.
  4.00%, 2/15/00                                            500          501

  4.10%, 8/1/00                                             110          110

  4.80%, 2/1/00                                             200          201

  4.875%, 6/1/00                                            100          101

Maryland DOT
  4.25%, 12/15/99                                            50           50

  6.30%, 9/1/04                                             400          414

  6.50%, 11/1/99                                            500          500

Maryland HHEFA
  7.00%, 7/1/00 (AMBAC Insured)
  (Prerefunded 7/1/00!)                                      50           52

Montgomery County, 6.80%, 11/1/06
  (Prerefunded 11/1/99!)                                    250          255

Montgomery County, GO, 8.60%, 5/1/00                        125          128

Montgomery County, GO,
  Consolidated Public Improvement
  6.80%, 11/1/07 (Prerefunded 11/1/99!)                     100          102

  6.80%, 11/1/09 (Prerefunded 11/1/99!)                      20           21

Univ. of Maryland
  4.00%, 10/1/00                                            525          526

  5.30%, 12/1/99                                             25           25

Total Maryland (Cost  $9,325)                                          9,325


MASSACHUSETTS  0.0%

Massachusetts, GO
  7.00%, 3/1/10 (FGIC Insured)
  (Prerefunded 3/1/00!)                              $       25   $       26

Massachusetts Bay Transportation Auth.
  General Transportation Systems
  7.625%, 3/1/15 (MBIA Insured)
  (Prerefunded 3/1/00!)                                      55           56

Total Massachusetts (Cost $82)                                            82


MICHIGAN  3.1%

Univ. of Michigan Hosp.,
  Medical Service Plan, 5.80%, 12/1/99                      250          250

Wayne/Charter County Airport,
  Detroit Metropolitan Airport
  VRDN (Currently 3.55%) *                                5,500        5,500

Total Michigan (Cost $5,750)                                           5,750


MINNESOTA  1.2%

Minneapolis, GO, 4.375%, 12/1/99                            750          751

Minneapolis-St. Paul Housing & Redev. Auth.
  Health One, 8.00%, 8/15/14
  (Prerefunded 8/15/00!)                                     50           53

Minnesota, GO
  VRDN (Currently 3.57%)                                    700          700

  4.90%, 8/1/00                                             100          101

  5.20%, 8/1/00                                              50           50

Minnesota Public Fac. Auth.,
  Water Pollution
  VRDN (Currently 3.57%)                                    500          500

Total Minnesota (Cost $2,155)                                          2,155


MISSISSIPPI  0.8%

Jackson County, Port Fac., VRDN
  (Currently 3.70%)                                       1,400        1,400

Total Mississippi (Cost $1,400)                                        1,400


NEVADA  2.8%

Clark County Airport
  VRDN (Currently 3.60%) *                           $      270   $      270

  3.75%, 3/1/00 *                                         5,000        5,000

Total Nevada (Cost $5,270)                                             5,270


NEW JERSEY  0.1%

New Jersey, GO, 5.10%, 2/15/00                               75           75

New Jersey Transportation Auth., Trust Fund
  4.50%, 6/A15/00 (Escrowed to Maturity)                    135          136

Total New Jersey (Cost $211)                                             211


NEW MEXICO  0.3%

Chaves County, Eastern New Mexico Medical Center
  8.625%, 12/1/19 (Prerefunded 12/1/99!)                    485          496

New Mexico, GO, Capital Projects,
  4.60%, 8/1/00                                             100          101

Total New Mexico (Cost $597)                                             597


NORTH CAROLINA  2.0%

Charlotte, GO, 5.00%, 2/1/00                                500          502

Charlotte Airport, VRDN
  (Currently 3.55%) *                                     2,970        2,970

Greensboro, GO, Public Improvement
  6.80%, 5/1/04 (Prerefunded 5/1/00!)                       100          103

North Carolina, GO, 4.50%, 6/1/00                           125          126

Total North Carolina (Cost $3,701)                                     3,701


OHIO  0.5%

Ohio, GO, Infrastructure Improvement,
  4.20%, 8/1/00                                              50           50

Ohio Public Fac. Commission
  Higher Ed.
  4.50%, 11/1/99                                            100          100

  5.00%, 11/1/99                                            715          715

Total Ohio (Cost $865)                                                   865


OREGON  0.8%

Oregon Housing and Community Services Dept.
  Single Family Mortgage,
  3.48%, 6/29/00 *                                   $    1,500   $    1,500

Total Oregon (Cost $1,500)                                             1,500


PENNSYLVANIA  3.1%

Montgomery County HHEFA
  Bryn Mawr Hosp.
  6.80%, 12/1/99 (Escrowed to Maturity)                     100          100

  7.40%, 12/1/08 (Prerefunded 12/1/99!)                      50           51

Pennsylvania, 6.875%, 11/1/01
  (Prerefunded 11/1/99!)                                     15           15

Pennsylvania, GO, 6.00%, 11/1/99
  (MBIA Insured)                                             50           50

Pennsylvania Higher Ed. Fac. Auth.
  Student Loan
  VRDN (Currently 3.55%) *                                5,100        5,100

Pennsylvania Turnpike Commission
  7.15%, 12/1/09 (AMBAC Insured)
  (Prerefunded 12/1/99!)                                    100          102

  7.50%, 12/1/09 (MBIA Insured)
  (Prerefunded 12/1/99!)                                    100          103

  7.55%, 12/1/17 (AMBAC Insured)
  (Prerefunded 12/1/99!)                                    135          138

Total Pennsylvania (Cost $5,659)                                       5,659


SOUTH CAROLINA  1.4%

Greenville Hosp. Fac., 7.00%, 5/1/17
  (Prerefunded 5/1/00!)                                     100          104

Oconee County, 3.90%, 1/18/00 *                           1,500        1,500

South Carolina, GO, Capital Improvement,
  5.50%, 4/1/00                                           1,000        1,007

Total South Carolina (Cost $2,611)                                     2,611


SOUTH DAKOTA  2.8%

South Dakota HDA
  VRDN (Currently 3.75%) *                                  105          105

  Homeownership Mortgage
  3.20%, 12/2/99 *                                        3,000        3,000

  3.20%, 4/7/00 *                                         2,000        2,000

Total South Dakota (Cost $5,105)                                       5,105


TEXAS  11.1%

Austin Utility Systems
  9.50%, 5/15/15 (Prerefunded 5/15/00!)              $      100   $      103

  10.75%, 5/15/15 (Prerefunded 5/15/00!)                    280          291

  11.30%, 11/15/14 (Prerefunded 11/15/99!)                  710          712

Gulf Coast Waste Disposal Auth.
  Environmental Fac., Amoco Oil
  VRDN (Currently 3.60%) *                                  800          800

Harris County, GO, Toll Road,
  6.40%, 8/1/00                                              50           51

Houston, GO
  Public Improvement, 3.50%, 3/1/00                         325          325

  5.60%, 3/1/00                                             150          151

Houston Airport Systems, VRDN
  (Currently 3.62%)                                       2,805        2,805

Panhandle Plains Higher Ed. Auth.,
  Student Loan
  VRDN (Currently 3.55%) *                                3,200        3,200

  VRDN (Currently 3.55%)                                  2,300        2,300

South Texas Higher Ed. Auth., Sallie Mae
  VRDN (Currently 3.55%)
  (MBIA Insured) *                                        6,800        6,800

Texas, GO
  Veterans Land, VRDN
  (Currently 3.55%)                                       1,000        1,000

  TRAN, 4.50%, 8/31/00                                    2,000        2,013

Total Texas (Cost $20,551)                                            20,551


UTAH  10.0%

Intermountain Power Agency
  10.00%, 7/1/12 (Prerefunded 7/1/00!)                      125          132

Salt Lake City, Airport,
  VRDN (Currently 3.50%) *                                7,100        7,100

Salt Lake County, Kennecott/RTZ,
  Solid Waste Disposal
  VRDN (Currently 3.57%) *                                4,400        4,400

Utah, GO, 4.70%, 7/1/00                                     200          201

Utah State Board of Regents,
  VRDN (Currently 3.55%) *                                6,700        6,700

Total Utah (Cost $18,533)                                             18,533


VIRGINIA  8.0%

Capital Region Airport Commission,
  Richmond Int'l. Airport
  VRDN (Currently 3.70%)
  (AMBAC Insured) *                                  $    1,000   $    1,000

Chesterfield County, GO,
  4.20%, 11/1/99                                            200          200

Fairfax County, GO,
  4.70%, 6/1/00                                             250          252

Henrico County IDA
  Motorola, VRDN (Currently 3.60%) *                      8,500        8,500

  White Oak Semiconductor
  VRDN (Currently 3.55%) *                                3,844        3,844

Norfolk, GO, Capital Improvement
  5.25%, 6/1/00 (FGIC Insured)                              250          252

Roanoke IDA, Roanoke Memorial Hosp.
  7.50%, 7/1/20 (Prerefunded 7/1/00!)                       600          626

Virginia Ed. Loan Auth., 5.25%, 3/1/00
  (Escrowed to Maturity)                                    195          196

Total Virginia (Cost $14,870)                                         14,870


WASHINGTON  6.8%

Port of Seattle, TECP,
  3.60%, 12/1/99                                          3,000        3,000

Port of Seattle
  4.80%, 11/1/99 (AMBAC Insured)                            200          200

  5.90%, 11/1/99 *                                        1,500        1,500

  6.00%, 11/1/00 (FGIC Insured) *                         1,325        1,351

Seattle Water Systems,
  4.60%, 12/1/99                                             85           85

Washington, GO
  4.50%, 8/1/00                                             200          201

  5.00%, 5/1/00                                             200          202

  6.10%, 6/1/00                                             150          152

Washington Housing Fin. Commission
  VRDN (Currently 3.00%) *                                1,250        1,250

  Single Family, 3.85%, 10/10/00 *                        1,000        1,000

Washington Public Power Supply Systems
  5.10%, 7/1/00                                             100          101

  5.45%, 7/1/00                                             500          506

  7.00%, 7/1/11 (FGIC Insured)
  (Prerefunded 7/1/00!)                                     820          854

Washington Public Power Supply Systems
  7.25%, 7/1/00                                      $      300   $      306

  7.50%, 7/1/17                                              50           52

  7.50%, 7/1/18 (FGIC Insured)
  (Prerefunded 7/1/00!)                                     215          224

  8.00%, 7/1/17 (Prerefunded 7/1/00!)                       100          105

  Nuclear Project
  7.00%, 7/1/12 (Prerefunded 7/1/00!)                       445          463

  7.00%, 7/1/12 (FGIC Insured)
  (Prerefunded 7/1/00!)                                     985        1,023

Total Washington (Cost $12,575)                                       12,575


WEST VIRGINIA  0.4%

West Virginia Housing Dev. Fund,
  4.40%, 5/1/00 *                                           755          757

Total West Virginia (Cost $757)                                          757


WISCONSIN  2.2%

Wisconsin, GO
  3.65%, 3/7/00                                           3,000        3,000

  4.10%, 11/1/99                                            500          500

  4.80%, 11/1/99                                            500          500

  5.30%, 5/1/00                                             100          101

Total Wisconsin (Cost $4,101)                                          4,101


WYOMING  0.6%

Lincoln County, PCR, Exxon, VRDN
  (Currently 3.60%) *                                     1,100        1,100

Total Wyoming (Cost $1,100)                                            1,100

Total Investments in Securities

99.7% of Net Assets (Cost $184,720)                               $  184,720

Other Assets Less Liabilities                                            585

NET ASSETS                                                        $  185,305
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $       (6)

Paid-in-capital applicable to 185,306,977
shares of $0.0001 par value capital stock
outstanding; 4,000,000,000 shares
of the Corporation authorized                                        185,311

NET ASSETS                                                        $  185,305
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------

    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  BAN  Bond Anticipation Note
  DOT  Department of Transportation
 FGIC  Financial Guaranty Insurance Company
   GO  General Obligation
  HDA  Housing Development Authority
  HFA  Health Facility Authority
 HFFA  Health Facility Financing Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 TECP  Tax-Exempt Commercial Paper
 TRAN  Tax Revenue Anticipation Note
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------
                                                              October 31, 1999
Statement of Net Assets                                     Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

ALABAMA  0.6%

Birmingham Airport Auth.
  7.35%, 7/1/04 (AMBAC Insured) *                    $      500   $      512

Total Alabama (Cost $511)                                                512


ALASKA  0.6%

Alaska HFC, 5.75%, 12/1/11 *                                500          498

Total Alaska (Cost $497)                                                 498


CALIFORNIA  2.7%

California Pollution Control Fin. Auth.,
  PCR, USA Waste Services
  5.00%, 6/1/08                                           1,000          907

California Public Works Board,
  Dept. of Corrections
  6.00%, 11/1/05 (MBIA Insured)                             250          269

Foothill / Eastern
  Transportation Corridor Agency
  Toll Road
  Zero Coupon, 1/1/05                                       350          275

  Zero Coupon, 1/15/17 (MBIA Insured)                       500          174

Southern California Public Power Auth.
  6.61%, 7/1/17 (FGIC Insured)
  (Escrowed to Maturity)                                    600          607

Total California (Cost $2,313)                                         2,232


COLORADO  0.8%

Denver City and County Airport
  6.75%, 11/15/22 (MBIA Insured)
  (Prerefunded 11/15/02!) *                                 105          114

  6.75%, 11/15/22 (MBIA Insured) *                          395          421

E-470 Public Highway Auth.
  Zero Coupon, 8/31/26
  (Prerefunded 8/31/05!)                                  1,000          156

Total Colorado (Cost $668)                                               691


CONNECTICUT  1.6%

Connecticut, GO, 5.00%, 6/15/06                             475          480

Connecticut Dev. Auth.,
  Mystic Marinelife Aquarium
  6.875%, 12/1/17                                    $      150   $      151

Mashantucket Western Pequot Tribe
  5.60%, 9/1/09                                             200          195

  5.70%, 9/1/12                                             500          477

Total Connecticut (Cost $1,337)                                        1,303


DISTRICT OF COLUMBIA  1.2%

Washington D.C. Metropolitan Airport Auth.
  6.25%, 10/1/21 (MBIA Insured) *                           500          502

  6.625%, 10/1/12 (MBIA Insured) *                          500          532

Total District of Columbia (Cost $1,053)                               1,034


FLORIDA  6.6%

Dade County, Resource Recovery Fac.
  6.00%, 10/1/06 (AMBAC Insured) *                          500          528

Dade County School Board, COP
  5.75%, 5/1/08 (MBIA Insured)                              365          384

Dade County School Dist., GO
  6.00%, 7/15/04 (MBIA Insured)                           1,700        1,799

Escambia County, PCR, Champion Int'l.
  6.90%, 8/1/22 *                                         1,250        1,304

Florida Division of Bond Fin.
  Dept. of Environmental Preservation
  6.00%, 7/1/06 (MBIA Insured)                              500          533

Indian Trace Community Dev. Dist.,
  Water Management
  5.50%, 5/1/07 (MBIA Insured)                              500          518

Leesburg Hosp., Regional
  Medical Center, 5.20%, 7/1/02                             500          504

Total Florida (Cost $5,539)                                            5,570


GEORGIA  0.9%

Coweta County Residential Care
  Fac. for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
  7.625%, 10/1/06                                           400          422

Municipal Electric Auth. of Georgia,
  Zero Coupon, 1/1/09                                       570          330

Total Georgia (Cost $738)                                                752


HAWAII  5.9%

Hawaii, Airport, 6.70%, 7/1/05
  (MBIA Insured) *                                   $      500   $      526

Hawaii Dept. of Budget and Fin.
  Hawaiian Electric,
  4.95%, 4/1/12 (MBIA Insured)                            3,000        2,821

  Wilcox Memorial Hosp., 5.50%, 7/1/09                    1,690        1,627

Total Hawaii (Cost $5,291)                                             4,974


ILLINOIS  5.2%

Chicago, GO, 5.75%, 1/1/05
  (AMBAC Insured)                                           660          685

Chicago Board of Ed., GO
  Zero Coupon, 12/1/12 (FGIC Insured)                     2,000          945

Chicago-O'Hare Int'l. Airport
  Int'l. Terminal
  7.50%, 1/1/05 *                                           110          113

  7.50%, 1/1/05 (MBIA Insured) *                            170          174

  7.50%, 1/1/05 (MBIA Insured)
  (Prerefunded 1/1/00!) *                                    80           82

  7.50%, 1/1/05 (Prerefunded 1/1/00!) *                      50           52

Illinois HFA
  Edward Obligated Group
  5.00%, 2/15/09 (AMBAC Insured)                            500          488

  Glen Oaks Medical Center
  9.50%, 11/15/15
  (Escrowed to Maturity)                                     70           75

  Hinsdale Hosp.
  7.00%, 11/15/19
  (Escrowed to Maturity)                                    260          287

Metropolitan Pier & Expo Auth.,
  McCormick Place
  5.375%, 12/15/17 (FGIC Insured)                         1,000          927

Will County, Amoco Chemical, VRDN
  (Currently 3.60%) *                                       500          500

Total Illinois (Cost $4,459)                                           4,328


INDIANA  1.5%

Goshen, Greencroft Obligation Group,
  5.20%, 8/15/06                                            750          705

St. Joseph County Economic Dev.
  Madison Center
  5.10%, 2/15/05                                            260          254

  5.25%, 2/15/07                                            295          285

Total Indiana (Cost $1,301)                                            1,244


IOWA  0.3%

Iowa HFA, Wesley Retirement,
  6.25%, 2/1/12                                      $      250   $      238

Total Iowa (Cost $250)                                                   238


KENTUCKY  3.0%

Kenton County Airport Board,
  Delta Airlines, 7.50%, 2/1/12 *                         2,000        2,099

Kentucky Property and
  Buildings Commission,
  6.40%, 11/1/01                                            390          405

Total Kentucky (Cost $2,552)                                           2,504


LOUISIANA  5.9%

Calcasieu Parish IDA,
  Entergy Gulf States,
  5.45%, 7/1/10                                             400          372

Louisiana, GO
  5.00%, 4/15/03                                          1,000        1,013

  5.50%, 4/15/07 (AMBAC Insured)                          3,000        3,077

Plaquemines Parish, British Petroleum
  VRDN (Currently 3.60%) *                                  200          200

St. Charles Parish,
  PCR, 4.85%, 5/31/02                                       300          297

Total Louisiana (Cost $5,122)                                          4,959


MARYLAND  8.2%

Maryland Energy Fin. Admin.
  Wheelabrator Technologies
  5.85%, 12/1/05 *                                        1,510        1,541

  6.30%, 12/1/10 *                                          250          260

Maryland HHEFA
  Good Samaritan Hosp.
  5.50%, 7/1/05 (Escrowed to Maturity)                      700          724

Montgomery County, GO
  Consolidated Public Improvement
  5.00%, 5/1/06                                           1,250        1,267

  5.10%, 4/1/05                                           1,200        1,225

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources
  6.20%, 7/1/10 *                                           750          775

  6.30%, 7/1/16 (MBIA Insured) *                            500          507

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources
  7.10%, 1/1/03 (MBIA Insured)                       $      550   $      590

Total Maryland (Cost $6,964)                                           6,889


MASSACHUSETTS  2.2%

Massachusetts, GO
  5.25%, 8/1/15                                             625          585

  6.30%, 11/1/05 (FGIC Insured)                             250          269

Massachusetts Port Auth.
  7.375%, 7/1/10 (FGIC Insured) *                           100          104

  7.375%, 7/1/10 (FGIC Insured)
  (Prerefunded 7/1/00!) *                                    35           37

Massachusetts Water Pollution,
  6.00%, 8/1/15                                             800          811

Total Massachusetts (Cost $1,820)                                      1,806


MICHIGAN  7.8%

Garden City HFA, Garden City Hosp.,
  5.375%, 9/1/03                                          1,465        1,427

Greater Detroit Resource Recovery Auth.
  6.25%, 12/13/05 (AMBAC Insured)                         1,000        1,071

Michigan HFA, Mercy Health,
  5.00%, 8/15/12                                          1,395        1,280

Michigan State Hosp. Fin. Auth.,
  Ascension Health
  5.30%, 11/15/06                                         1,000        1,000

Michigan Strategic Fund,
  Holland Home, 5.00%, 11/15/03                             830          797

Wayne County (Charter) Airport
  5.25%, 12/1/12 (MBIA Insured) *                         1,000          959

Total Michigan (Cost $6,704)                                           6,534


MISSISSIPPI  0.3%

Jackson County Ind. Sewage Fac., Chevron
  VRDN (Currently 3.60%) *                                  250          250

Total Mississippi (Cost $250)                                            250


MISSOURI  0.5%

Good Shepherd Nursing Home Dist.
  Nursing Home Fac., 5.45%, 8/15/08                  $      420   $      394

Total Missouri (Cost $420)                                               394


NEW HAMPSHIRE  0.5%

New Hampshire Housing Fin. Auth.
  Single Family
  5.90%, 1/1/01 *                                           110          111

  5.90%, 7/1/01 *                                           110          112

  6.00%, 7/1/02 *                                           115          117

  6.10%, 1/1/03 *                                           120          123

Total New Hampshire (Cost $455)                                          463


NEW JERSEY  1.7%

New Jersey Ed. Fac. Auth.
  Georgian Court College, 5.00%, 7/1/04                     475          469

New Jersey Transportation Trust Fund Auth.
  Transportation Systems,
  5.625%, 6/15/14                                         1,000        1,000

Total New Jersey (Cost $1,516)                                         1,469


NEW YORK  13.3%

Dormitory Auth. of the State of New York
  City Univ.
  5.50%, 7/1/03                                           1,000        1,024

  6.875%, 7/1/14 (MBIA Insured)
  (Prerefunded 7/1/04!)                                     350          388

  Mental Health Services Fac.,
  6.00%, 2/15/06                                          1,500        1,571

  Nyack Hosp., 6.00%, 7/1/06                                250          253

  State Univ. Ed. Fac., 7.40%, 5/15/01                      150          155

Long Island Power Auth., 5.00%, 4/1/05                      500          503

Nassau County IDA, Hofstra Univ.
  6.70%, 1/1/09 (Prerefunded 1/1/05!)                       250          275

New York City, GO
  5.00%, 11/15/08                                         1,500        1,468

New York City, GO
  5.25%, 8/1/03                                      $    1,500   $    1,526

  7.00%, 8/1/04                                           1,000        1,088

New York State Environmental Fac., PCR
  Water Revolving Fund
  6.875%, 6/15/10                                            50           53

  6.875%, 6/15/10 (Prerefunded 6/15/01!)                    450          477

New York State Housing Fin. Agency
  Service Contract Obligation
  5.85%, 9/15/09                                            300          308

New York State Mortgage Agency,
  Homeowner Mortgage
  5.80%, 10/1/06 *                                          500          512

Port Auth. of New York and New Jersey
  5.875%, 9/15/15 (FGIC Insured) *                        1,000        1,004

  6.50%, 10/1/01 *                                          500          512

Total New York (Cost $11,032)                                         11,117


NORTH CAROLINA  1.2%

North Carolina, GO, Public Improvement,
  5.25%, 3/1/12                                           1,010        1,000

Total North Carolina (Cost $1,015)                                     1,000


OHIO  1.7%

Fairfield Economic Dev. Auth.,
  Beverly Enterprises
  8.50%, 1/1/03                                             175          181

Ohio HFA, Residential,
  5.025%, 3/1/21 *                                        1,250        1,235

Total Ohio (Cost $1,432)                                               1,416


PENNSYLVANIA  2.9%

Pennsylvania, GO, 5.375%,
  11/15/03 (FGIC Insured)                                   500          515

Pennsylvania Intergovernmental
  Cooperative Auth., Special Tax
  7.00%, 6/15/04 (FGIC Insured)
  (Escrowed to Maturity)                                    400          438

Philadelphia Auth. for Ind. Dev.
  Pauls Run Care Fac., 5.85%, 5/15/13                       500          456

Philadelphia HHEFA, Childrens Hosp.,
  5.25%, 2/15/06                                          1,000        1,004

Total Pennsylvania (Cost $2,452)                                       2,413


SOUTH CAROLINA  4.3%

Charleston County Resource Recovery,
  Foster Wheeler
  5.10%, 1/1/08 (AMBAC Insured) *                    $    1,700   $    1,679

South Carolina Public Service Auth.
  6.25%, 1/1/05 (MBIA Insured)                            1,350        1,434

  Santee Cooper, 6.50%, 7/1/24
  (AMBAC Insured)
  (Prerefunded 7/1/02!)                                     495          530

Total South Carolina (Cost $3,635)                                     3,643


TENNESSEE  1.1%

Memphis-Shelby County Airport Auth.
  6.25%, 2/15/11 (MBIA Insured) *                           200          212

Tennessee Housing Dev. Agency
  4.95%, 7/1/10 *                                           420          401

  5.05%, 7/1/11 *                                           355          338

Total Tennessee (Cost $981)                                              951


TEXAS  4.1%

Abilene Health Fac. Dev.,
  Sears Methodist Retirement System
  5.40%, 11/15/09                                           700          641

Austin Airport, 5.75%, 11/15/08
  (MBIA Insured) *                                          500          514

Brazos Higher Ed. Auth.,
  Student Loan, 5.95%, 6/1/02 *                             470          482

Harris County Health Fac. Dev.
  Texas Childrens Hosp.,
  5.375%, 10/1/12                                         1,000          960

Houston, Water and Sewer,
  7.00%, 12/1/03 (AMBAC Insured)                            270          293

Tarrant County Health Fac. Dev.,
  Texas Health Resources
  5.75%, 2/15/10 (MBIA Insured)                             500          511

Total Texas (Cost $3,492)                                              3,401


UTAH  1.2%

Utah State Board of Regents
  VRDN (Currently 3.55%)
  (AMBAC Insured) *                                       1,000        1,000

Total Utah (Cost $1,000)                                               1,000


VIRGINIA  4.1%

Alexandria IDA, Ogden Martin, VRDN
  (Currently 3.60%) *                                $    1,300   $    1,300

Bedford County IDA,
  Georgia-Pacific, 4.60%, 8/1/04                            320          315

Leesburg Utilities System
  6.10%, 7/1/07 (MBIA Insured)
  (Prerefunded 7/1/02!)                                     500          530

Southeastern Public Service Auth.
  Solid Waste Systems, 5.875%, 7/1/08 *                     500          498

Virginia HDA, 6.50%, 7/1/03 *                               250          254

Virginia Transportation Board
  Northern Virginia Transportation Dist.
  5.80%, 5/15/04                                            500          522

Total Virginia (Cost $3,415)                                           3,419


WASHINGTON  1.2%

Washington Health Care Fac. Auth.
  Virginia Mason Medical Center
  6.00%, 8/15/08 (MBIA Insured)                             500          526

Washington Public Power Supply System
  Nuclear Project, 6.30%, 7/1/01
  (FSA Insured)                                             500          516

Total Washington (Cost $1,047)                                         1,042


WEST VIRGINIA  7.5%

Putnam County, PCR, Appalachian Power,
         6.60%, 7/1/19                      3,950             4,031

West Virginia, GO, Zero Coupon,
         11/1/12 (FGIC Insured)                      950               460

West Virginia Building Commission, Lottery
  5.00%, 7/1/04 (MBIA Insured)                            1,735        1,755

Total West Virginia (Cost $6,449)                                      6,246


Total Investments in Securities

100.6% of Net Assets (Cost $85,710)                               $   84,292

Other Assets Less Liabilities                                           (498)

NET ASSETS                                                        $   83,794
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $     (664)

Net unrealized gain (loss)                                            (1,418)

Paid-in-capital applicable to 8,277,137
shares of $0.0001 par value capital stock
outstanding; 4,000,000,000 shares of the
Corporation authorized                                                85,876

NET ASSETS                                                        $   83,794
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.12
                                                                  ----------

    *   Interest subject to alternative minimum tax
    !   Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
  COP   Certificates of Participation
 FGIC   Financial Guaranty Insurance Company
  FSA   Financial Security Assurance Corp.
   GO   General Obligation
  HDA   Housing Development Authority
  HFA   Health Facility Authority
  HFC   Housing Finance Corp.
HHEFA   Health & Higher Educational Facility Authority
  IDA   Industrial Development Authority
 MBIA   Municipal Bond Investors Assurance Corp.
  PCR   Pollution Control Revenue
 VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Income Fund
--------------------------------------------------------------------------------
                                                             October 31, 1999

Statement of Net Assets                                 Par         Value
--------------------------------------------------------------------------------
                                                          In thousands

ALABAMA  0.3%

Baldwin County Eastern Shore Health Care Auth.
  Thomas Hosp., 6.75%, 4/1/21                        $      200   $      200

Total Alabama (Cost $196)                                                200


ALASKA  2.9%

Alaska HFC, 5.75%, 12/1/11 *                              1,150        1,146

Alaska Student Loan Corp.,
  5.10%, 7/1/10 (AMBAC Insured) *                         1,000          957

Total Alaska (Cost $2,142)                                             2,103


CALIFORNIA  6.4%

California Pollution Control Fin. Auth., PCR
  USA Waste Services, 5.00%, 6/1/18                         600          544

California Statewide Community Dev. Auth.
  Internext Group, 5.375%, 4/1/17                         1,000          886

Chula Vista, Sub-Gateway Town Center,
  7.50%, 1/1/32 *                                           500          467

Foothill / Eastern Transportation Corridor
  Agency Toll Road
  Zero Coupon, 1/15/17 (MBIA Insured)                       500          174

  Zero Coupon, 1/1/26                                       500          105

  Zero Coupon, 1/1/07                                     1,000          803

Los Angeles Regional Airports
  LAX Airport Improvement, 5.65%, 8/1/17 *                  965          890

Placentia PFA, Special Tax,
  6.60%, 9/1/15                                             100          101

Pomona Unified School Dist., GO
  6.15%, 8/1/15 (MBIA Insured)                              145          153

Poway Community Fac. Dist.,
  6.75%, 8/15/15                                            225          232

Santa Ana Housing Auth.,
  Villa Del Sol Apartments
  5.65%, 11/1/21 *                                          300          306

Total California (Cost $4,936)                                         4,661


COLORADO  2.0%

Denver City and County Airport
  5.25%, 11/15/23 (MBIA Insured)                            150          134

E-470 Public Highway Auth.
  Zero Coupon, 8/31/26
  (Prerefunded 8/31/05!)                             $    2,000   $      312

  5.00%, 9/1/26 (MBIA Insured)                            1,175        1,008

Total Colorado (Cost $1,560)                                           1,454


CONNECTICUT  0.7%

Connecticut Dev. Auth.,
  Mystic Marinelife Aquarium
  7.00%, 12/1/27                                            200          202

Mashantucket, (144a),
  5.75%, 9/1/27                                             300          272

Total Connecticut (Cost $491)                                            474


DELAWARE  0.4%

Delaware Economic Dev. Auth.
  Peninsula United Methodist Homes,
  6.30%, 5/1/22                                             300          286

Total Delaware (Cost $295)                                               286


FLORIDA  1.6%

Lee County IDA, Shell Point
  Village Health Care Fac.
  5.75%, 11/15/11                                           500          479

Tampa Solid Waste Systems
  McKay Bay Refuse to Energy,
  5.25%, 10/1/12 *                                          700          677

Total Florida (Cost $1,246)                                            1,156


GEORGIA  2.9%

Athens-Clarke Residential Care Fac.
  for the Elderly Auth.
  Wesley Woods of Athens, 6.375%, 10/1/27                   200          183

Atlanta Water and Wastewater,
  5.50%, 11/1/13                                            500          497

Coweta County Residential Care Fac.
  for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
  8.20%, 10/1/16                                            215          234

Georgia Housing Fin. Auth.,
  Single Family, 6.45%, 12/1/27 *                           210          214

Municipal Electric Auth. of Georgia
  Zero Coupon, 1/1/09                                     1,000          580

  5.70%, 1/1/19 (MBIA Insured)                              170          166

Rockdale County Dev. Auth.,
  Solid Waste Disposal
  Visy Paper, 7.50%, 1/1/26 *                        $      225   $      231

Total Georgia (Cost $2,153)                                            2,105


HAWAII  1.8%

Hawaii, GO, 5.25%, 4/1/13
  (MBIA Insured)                                          1,000          961

Honolulu, GO, 5.125%, 7/1/13
  (FGIC Insured)                                            400          377

Total Hawaii (Cost $1,460)                                             1,338


IDAHO  0.1%

Idaho Housing Agency, Single Family
  6.60%, 7/1/27 (FHA Guaranteed) *                           90           92

Total Idaho (Cost $90)                                                    92


ILLINOIS  7.6%

Chicago, GO, 3.75%, 12/1/99                               2,000        1,998

Chicago - O'Hare Int'l.
  Airport, Int'l. Terminal
  7.50%, 1/1/17 (MBIA Insured) *                             85           87

Chicago Board of Ed., GO
  School Reform Board
  Zero Coupon, 12/1/15 (AMBAC Insured)                    1,000          380

  5.25%, 12/1/17                                          1,000          922

  5.75%, 12/1/20 (AMBAC Insured)                            300          289

DuPage County, Windsor Park Manor,
         7.20%, 12/1/14                     200               203

Illinois HFA
  Community Hosp. of Ottawa,
  6.85%, 8/15/24                                            200          208

  Glen Oaks Medical Center
  7.00%, 11/15/19 (Escrowed to Maturity)                    145          160

  9.50%, 11/15/15 (Escrowed to Maturity)                     70           75

  Highland Park Hosp., 5.75%, 10/1/17
  (MBIA Insured)                                            140          135

  Holy Cross Hosp., 6.70%, 3/1/14                           300          306

  Riverside Health Systems,
  6.00%, 11/15/18                                           750          714

Total Illinois (Cost $5,684)                                           5,477


INDIANA  2.1%

Indiana HFFA, Deaconess Hosp.,
  5.75%, 3/1/19                                           1,000          937

Indiana State Office Building Commission,
  Correctional Fac.
  5.50%, 7/1/20 (AMBAC Insured)                      $      500   $      466

St. Joseph County Economic Dev.,
  Madison Center
  5.50%, 2/15/21                                            150          130

Total Indiana (Cost $1,642)                                            1,533


IOWA  0.2%

Iowa HFA, Wesley Retirement,
  6.25%, 2/1/12                                             160          153

Total Iowa (Cost $160)                                                   153


KENTUCKY  0.2%

Kenton County Airport Board,
  Delta Airlines, 7.50%, 2/1/20 *                           100          105

Total Kentucky (Cost $100)                                               105


LOUISIANA  1.7%

Plaquemines Parish, British Petroleum
  VRDN (Currently 3.60%) *                                  900          900

St. Charles Parish, PCR,
         4.85%, 6/1/30 *                    300               297

Total Louisiana (Cost $1,200)                                          1,197


MARYLAND  2.2%

Maryland CDA, Single Family,
  7.25%, 4/1/19 *                                           140          144

Maryland Economic Dev.,
  5.50%, 7/15/09                                            445          423

Maryland Energy Fin. Admin.,
  Wheelabrator Technologies
  6.45%, 12/1/16 *                                          500          513

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources,
  6.20%, 7/1/10 *                                           500          517

Total Maryland (Cost $1,645)                                           1,597


MASSACHUSETTS  2.0%

Massachusetts HEFA,
  Melrose Wakefield Healthcare
  5.375%, 7/1/05 (Escrowed to Maturity)                     350          360

Massachusetts Water Pollution,
  6.00%, 8/1/18                                           1,050        1,065

Total Massachusetts (Cost $1,415)                                      1,425


MICHIGAN  3.2%

Michigan Hosp. Fin. Auth.,
  Ascension Health Credit
  5.20%, 11/15/33                                    $    1,000   $    1,000

Michigan Strategic Fund
  Holland Home
  5.00%, 11/15/03                                           200          192

  5.75%, 11/15/18                                           250          219

  WMX Technologies, 6.00%, 12/1/13 *                      1,000          942

Total Michigan (Cost $2,490)                                           2,353


MINNESOTA  0.3%

Minneapolis, Walker Methodist,
  5.875%, 11/15/18                                          250          222

Total Minnesota (Cost $246)                                              222


MISSISSIPPI  0.8%

Mississippi Business Fin.,
  Systems Energy Resources
  5.875%, 4/1/22                                            500          441

Warren County, PCR,
  Mississippi Power and Light
  7.00%, 4/1/22                                             100          104

Total Mississippi (Cost $596)                                            545


NEVADA  2.0%

Clark County Airport
  6.00%, 7/1/29 (MBIA Insured)                            1,000          992

  McCarren Int'l Airport
  6.00%, 7/1/17 (MBIA Insured) *                            250          248

Clark County, IDR, Southwest Gas,
  6.50%, 12/1/33 *                                          200          192

Total Nevada (Cost $1,410)                                             1,432


NEW HAMPSHIRE  0.9%

New Hampshire HHEFA,
  Wentworth Douglass Hosp.
  5.375%, 1/1/15 (MBIA Insured)                             500          479

New Hampshire Housing Fin. Auth.,
  Single Family
  6.85%, 7/1/14 *                                           185          190

Total New Hampshire (Cost $683)                                          669


NEW JERSEY  5.9%

New Jersey Economic Dev. Auth.
  Continental Airlines,
  6.25%, 9/15/19 *                                   $    1,000   $      947

  Evergreens, 6.00%, 10/1/17                                130          119

  Transportation Project
  5.75%, 5/1/10 (FSA Insured)                             1,000        1,041

New Jersey HFFA, Irvington General Hosp.
  5.875%, 8/1/06 (FHA Guaranteed)
  (Prerefunded 8/1/04!)                                     160          171

New Jersey Housing and Mortgage Fin. Agency
  6.35%, 10/1/27 (MBIA Insured) *                           250          256

New Jersey Sports and Exposition Auth.,
  Monmouth Park
  8.00%, 1/1/25 (Prerefunded 1/1/05!)                       100          116

New Jersey Transportation Trust Fund Auth.
  Transportation Systems, 5.75%, 6/15/15                    500          502

New Jersey Turnpike Auth.
  10.375%, 1/1/03 (Escrowed to Maturity)                    560          616

New Jersey Wastewater Treatment Trust
  6.375%, 4/1/11 (Prerefunded 4/1/04!)                      200          217

Rutgers, The State Univ., 6.35%, 5/1/06                     250          265

Total New Jersey (Cost $4,254)                                         4,250


NEW MEXICO  2.3%

Bernalillo County, New Mexico Gross Receipts,
  5.50%, 10/1/13                                          1,225        1,211

Farmington, PCR, 6.30%, 12/1/16                             500          486

Total New Mexico (Cost $1,729)                                         1,697


NEW YORK  11.1%

Dormitory Auth. of the State of New York
  North Shore Univ. Hosp.
  5.50%, 11/1/14 (MBIA Insured)                             500          490

  Nyack Hosp., 6.00%, 7/1/06                                250          253

Metropolitan Transportation Auth.
  Commuter Fac., 5.00%, 7/1/05                              275          275

Nassau County IDA, Hofstra Univ.
  6.80%, 1/1/11 (Prerefunded 1/1/05!)                       290          320

New York City, GO, 6.25%, 8/1/09                     $      350   $      371

New York City Health and Hosp.
  Health System Bonds
  5.25%, 2/15/17 (AMBAC Insured)                            730          647

New York City Municipal Water Fin. Auth.
  Water and Sewer, 6.00%, 6/15/09                           200          211

New York State Energy Research
  and Dev. Auth., PCR
  New York Electric and Gas
  6.15%, 7/1/26 (MBIA Insured) *                            200          199

New York State Environmental Fac., PCR
  State Water Revolving Fund,
  6.90%, 11/15/15                                           200          220

New York State Mortgage Agency
  Homeowner Mortgage
  5.85%, 10/1/18 *                                        1,000          977

  6.625%, 4/1/25 *                                           95           99

  7.50%, 4/1/26 *                                           250          263

Port Auth. of New York and New Jersey
  5.875%, 9/15/15 (FGIC Insured) *                        1,000        1,004

  6.50%, 10/1/01 *                                          200          205

Suffolk County, GO, Public Improvement
  5.25%, 10/15/15 (FGIC Insured)                          1,000          931

Triborough Bridge and Tunnel Auth.,
  General Purpose
  5.90%, 1/1/08                                           1,500        1,577

Total New York (Cost $8,087)                                           8,042


NORTH CAROLINA  0.8%

North Carolina Medical Care Commission Hosp.
  Firsthealth of the Carolinas,
  4.75%, 10/1/26                                            750          598

Total North Carolina (Cost $691)                                         598


OHIO  4.6%

Akron, Municipal Baseball Stadium,
  COP, STEP, 0%, 12/1/16                                    300          281

Fairfield Economic Dev. Auth.,
  Beverly Enterprises
  8.50%, 1/1/03                                              70           72

Franklin County Health Care Fac.,
  Ohio Presbyterian
  5.35%, 7/1/09                                             500          469

Ohio Building Auth.,
  Adult Correctional Fac.
  5.50%, 10/1/11                                     $    1,000   $    1,008

  5.50%, 10/1/16                                          1,000          964


Ohio Air Quality Dev. Auth., PCR,
  Cleveland Electric
  6.00%, 8/1/20                                             500          463

Ohio Water Dev. Auth., PCR,
  Toledo Edison, 8.00%, 10/1/23 *                           100          108

Total Ohio (Cost $3,473)                                               3,365


OKLAHOMA  1.6%

Oklahoma Capitol Improvement Auth.,
  5.25%, 9/1/13                                           1,000          965

Tulsa Municipal Airport,
  American Airlines, 7.375%, 12/1/20 *                      150          155

Total Oklahoma (Cost $1,135)                                           1,120


OREGON  2.0%

Port of Portland, Portland Int'l. Airport
  5.50%, 7/1/14 (AMBAC Insured) *                         1,500        1,443

Total Oregon (Cost $1,479)                                             1,443


PENNSYLVANIA  1.6%

Beaver County IDA, PCR,
  Cleveland Electric, 7.625%, 5/1/25                        100          107

Bucks County IDA, Chandler Hall,
  6.10%, 5/1/14                                             500          461

Erie County IDA, Beverly Enterprises,
  6.625%, 5/1/02                                             70           70

Pennsylvania Economic Dev. Fin. Auth.,
  National Gypsum
  6.25%, 11/1/27 *                                          500          475

Philadelphia Airport Auth.,
  6.10%, 6/15/25 (AMBAC Insured) *                           75           74

Total Pennsylvania (Cost $1,247)                                       1,187


PUERTO RICO  0.3%

Puerto Rico Highway
  and Transportation Auth.,
  5.50%, 7/1/15                                             250          240

Total Puerto Rico (Cost $236)                                            240


SOUTH CAROLINA  2.2%

Connector 2000 Assoc.,
  Greenville Toll Road
  Zero Coupon, 1/1/12                                     1,000          432

South Carolina Public Service Auth.
  5.875%, 1/1/23 (FGIC Insured)                      $    1,000   $      975

  Santee Cooper, 6.25%, 1/1/22
  (AMBAC Insured)                                           200          201

Total South Carolina (Cost $1,764)                                     1,608


SOUTH DAKOTA  1.0%

South Dakota Education Loans,
  Student Loan, 5.60%, 6/1/20 *                             600          546

South Dakota HDA, Homeownership,
  6.65%, 5/1/14                                             185          192

Total South Dakota (Cost $785)                                           738


TENNESSEE  1.2%

Memphis-Shelby County Airport Auth.
  6.25%, 2/15/11 (MBIA Insured) *                           100          106

Metropolitan Gov't. of Nashville
  and Davidson Counties
  Mur-Ci Homes, 7.75%, 12/1/26                              200          194

Shelby County Tennessee, GO,
  5.00%, 3/1/20                                             500          439

Tennessee Housing Dev.
  Agency, Homeownership
  Zero Coupon, 7/1/17 *                                     445          145

Total Tennessee (Cost $921)                                              884


TEXAS  8.7%

Alliance Airport Auth.,
  American Airlines, 7.50%, 12/1/29 *                     1,000        1,042

Amarillo Health Fac. Dev.,
  Sears Panhandle Retirement
  7.75%, 8/15/26
  (Prerefunded 8/15/06!)                                    200          235

Gulf Coast Waste Disposal Auth.,
  Amoco Oil
  VRDN (Currently 3.60%) *                                1,000        1,000

Harris County, Toll Road
  6.375%, 8/15/24 (MBIA Insured)
  (Prerefunded 8/15/04!)                                    250          272

Harris County Health Fac. Dev.,
  Texas Childrens Hosp.
  5.375%, 10/1/12                                         1,000          960

Texas, GO
  TRAN, 4.50%, 8/31/00                                    1,000        1,006

  Veterans Housing Assistance,
  6.25%, 12/1/15                                             45           45

Texas Water Dev. Board,
  4.75%, 7/15/20                                          1,000          839

Tomball Hosp. Auth.,
  Tomball Regional Hosp.,
  6.00%, 7/1/19                                      $      500   $      463

Tyler Health Fac. Dev.,
  Mother Frances Hosp.,
  5.625%, 7/1/13                                            500          452

Total Texas (Cost $6,511)                                              6,314


UTAH  5.0%

Carbon County, Solid Waste Disposal,
  Laidlaw Environmental
  7.45%, 7/1/17 (MBIA Insured) *                            200          208

Intermountain Power Agency
  5.25%, 7/1/15 (MBIA Insured)                            1,000          933

  5.75%, 7/1/16 (MBIA Insured)                              500          493

Utah State Board of Regents
  VRDN (Currently 3.55%)
  (AMBAC Insured) *                                       2,000        2,000

Total Utah (Cost $3,708)                                               3,634


VIRGINIA  5.6%

Alexandria IDA, Ogden Martin, VRDN
  (Currently 3.60%) *                                     2,400        2,400

Fairfax County Water Auth.
  5.80%, 1/1/16
  (Escrowed to Maturity)                                    625          644

Peninsula Port Auth.,
  Riverside Health
  6.625%, 7/1/18
  (Prerefunded 7/1/02!)                                     200          215

Pocahontas Parkway Assoc., Toll Road,
  Zero Coupon, 8/15/15                                    1,500          535

Prince William County Service Auth.,
  Water & Sewer Systems
  6.00%, 7/1/29 (FGIC Insured)
  (Prerefunded 7/1/01!)                                      85           87

Virginia HDA
  6.50%, 5/1/13 *                                           100          104

  6.60%, 7/1/20 *                                            90           91

Total Virginia (Cost $4,177)                                           4,076


WASHINGTON  1.9%

Chelan County Public Utility
  Columbia River-Rock Hydroelectric
  Zero Coupon, 6/1/18
  (MBIA Insured)                                            585          187

Tacoma, Solid Waste Utilities
  5.50%, 12/1/17 (AMBAC Insured)                     $      800   $      758

Washington Health Care Fac. Auth.
  Virginia Mason Medical Center
  6.00%, 8/15/08 (MBIA Insured)                             400          421

Total Washington (Cost $1,420)                                         1,366


WEST VIRGINIA  1.3%

West Virginia Building Commission
  5.375%, 7/1/18 (AMBAC Insured)                            500          469

  Regional Jail, 5.375%, 7/1/21
  (AMBAC Insured)                                           500          465

Total West Virginia (Cost $1,048)                                        934


WISCONSIN  2.5%

Oconto Falls CDA, Oconto Falls Tissue,
  7.75%, 12/1/22 *                                          200          203

Wisconsin HEFA
  Childrens Hosp. of Wisconsin
  5.625%, 2/15/15 (AMBAC Insured)                           500          489

  Sinai Samaritan Medical Center
  5.875%, 8/15/26 (MBIA Insured)                            200          192

  Waukesha Memorial Hosp.
  5.25%, 8/15/19 (AMBAC Insured)                            300          268

National Regency of New Berlin,
  8.00%, 8/15/25                                            200          213

Wisconsin Housing and Economic Dev. Auth.
  Homeownership
  6.20%, 3/1/27 *                                           200          199

  6.45%, 9/1/27 *                                           250          255

Total Wisconsin (Cost $1,836)                                          1,819


WYOMING  2.6%

Lincoln County, PCR, Exxon, VRDN
  (Currently 3.60%) *                                     1,900        1,900

Total Wyoming (Cost $1,900)                                            1,900


Total Investments in Securities

104.5% of Net Assets (Cost $78,241)                               $   75,792

Futures Contracts

In thousands

                                       Contract    Unrealized
                           Expiration  Value       Gain (Loss)
                           ----------  ---------   -----------

Short, municipal bond
index futures, 10
contracts, $50,000 of
Nassau County IDA pledged
as initial margin          12/99       $  (1,104)  $      (15)

Net payments (receipts)
of variation margin to date                                 3

Variation margin receivable
(payable) on open futures contracts                                      (12)


Other Assets Less Liabilities                                         (3,222)

NET ASSETS                                                        $   72,558
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $   (1,471)

Net unrealized gain (loss)                                            (2,464)

Paid-in-capital applicable to 7,340,397
shares of $0.0001 par value capital stock
outstanding; 2,000,000,000 shares
of the Corporation authorized                                         76,493


NET ASSETS                                                        $   72,558
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     9.88
                                                                  ----------

   *   Interest subject to alternative minimum tax
   !   Used in determining portfolio maturity
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.4% of net assets.
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
  COP  Certificates of Participation
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
  HFC  Housing Finance Corp.
 HFFA  Health Facility Financing Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
  IDR  Industrial Development Revenue
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Facility Authority
 STEP Stepped Coupon Note for which the interest rate will adjust on specified future date
 TRAN  Tax Revenue Anticipation Note
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                           Money   Intermediate        Income
                                          Market           Fund          Fund
                                            Fund

                                            Year           Year          Year
                                           Ended          Ended          Ended
                                        10/31/99       10/31/99       10/31/99

Investment Income

Interest income                        $   5,907      $   4,296      $   3,982

Expenses
Investment management
  and administrative                         801            435            381

Net investment income                      5,106          3,861          3,601

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                  (6)          (629)        (1,477)
  Futures                                     --             (4)            63

  Net realized gain (loss)                    (6)          (633)        (1,414)

Change in net unrealized gain or loss
  Securities                                  --         (4,242)        (4,948)
  Futures                                     --             (9)           (15)

  Change in net unrealized gain or loss       --         (4,251)        (4,963)

Net realized and
unrealized gain (loss)                        (6)        (4,884)        (6,377)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $   5,100      $  (1,023)     $  (2,776)
                                       ---------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

In thousands         Money Market Fund    Intermediate Fund     Income Fund

                         Year                Year                Year
                        Ended               Ended               Ended
                     10/31/99  10/31/98  10/31/99  10/31/98  10/31/99  10/31/98

Increase (Decrease) in Net Assets

Operations

 Net investment
 income              $  5,106  $  4,990  $  3,861  $  2,869  $  3,601  $  2,382
 Net realized
 gain (loss)               (6)        5      (633)      110    (1,414)      269
 Change in net
 unrealized
 gain or loss            --        --      (4,251)    1,259    (4,963)    1,035

 Increase (decrease)
 in net assets from
 operations             5,100     4,995    (1,023)    4,238    (2,776)    3,686

Distributions to shareholders
 Net investment
 income                (5,106)   (4,990)   (3,861)   (2,869)   (3,601)   (2,382)
 Net realized gain       --        --        (146)     (196)     (325)     --

 Decrease in net assets
 from distributions    (5,106)   (4,990)   (4,007)   (3,065)   (3,926)   (2,382)

Capital share transactions *
 Shares sold          182,876   185,986    35,959    41,899    42,172    50,158
 Distributions
 reinvested             4,814     4,737     2,565     2,005     2,589     1,568
 Shares redeemed     (173,303) (160,361)  (25,628)  (16,055)  (31,459)  (16,174)

 Increase (decrease)
 in net assets from
 capital share
 transactions          14,387    30,362    12,896    27,849    13,302    35,552

Net Assets

Increase (decrease)
during period          14,381    30,367     7,866    29,022     6,600    36,856
Beginning of period   170,924   140,557    75,928    46,906    65,958    29,102

End of period        $185,305  $170,924  $ 83,794  $ 75,928  $ 72,558  $ 65,958
                     ----------------------------------------------------------

*Share information
 Shares sold          182,876   185,986     3,400     3,958     3,993     4,699
 Distributions
 reinvested             4,814     4,737       244       189       247       147
 Shares redeemed     (173,303) (160,361)   (2,461)   (1,517)   (3,016)   (1,517)

 Increase (decrease)
 in shares
 outstanding           14,387    30,362     1,183     2,630     1,224     3,329

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------
                                                               October 31, 1999

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Municipal Money Market Fund (the Money Fund), the Summit Municipal Intermediate Fund (the Intermediate Fund), and the Summit Municipal Income Fund (the Income Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Intermediate and Income funds with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by a fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the Intermediate and Income Funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At October 31, 1999, the Income Fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Futures Contracts At October 31, 1999, the Income Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 1999, were as follows:

     ---------------------------------------------------------------------------
                                            Intermediate           Income
                                                    Fund             Fund

     Purchases                               $42,310,000      $63,729,000
     Sales                                    29,678,000       56,427,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has capital loss carryforwards for federal income tax purposes of $6,000, all of which expires in 2007. The Intermediate Fund has capital loss carryforwards for federal income tax purposes of $663,000, all of which expires in 2007. The Income Fund has capital loss carryforwards of $1,484,000, all of which expires in 2007.

     In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
                                                Money    Intermediate    Income
                                                 Fund            Fund      Fund

     Undistributed net investment income    $       -      $  (1,000)  $ (1,000)
     Undistributed net realized gain           (5,000)        43,000     57,000
     Paid-in-capital                            5,000        (42,000)   (56,000)

     At October 31, 1999, the costs of investments for the Money Market, Intermediate, and Income Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $184,720,000, $85,710,000, and $78,241,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Income Funds, net unrealized gain (loss) on investments was as follows:

     ---------------------------------------------------------------------------
                                                 Intermediate          Income
                                                         Fund            Fund

     Appreciated investments                     $    636,000    $    547,000
     Depreciated investments                       (2,054,000)     (2,996,000)
     Net unrealized gain (loss)                  $ (1,418,000)   $ (2,449,000)


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $93,000, $51,000, and $43,000 were payable at October 31, 1999 by the Money Market, Intermediate, and Income Funds, respectively. The fee is computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Money Market Fund and 0.50% of average daily net assets for the Intermediate and Income Funds. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price
Summit Municipal Funds, Inc. and Shareholders of
Summit Municipal Money Market Fund,
Summit Municipal Intermediate Fund, and
Summit Municipal Income Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Summit Municipal Money Market Fund, Summit Municipal Intermediate Fund and Summit Municipal Income Fund (comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the "Funds") at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     November 17, 1999


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The funds' distributions included capital gain amounts as follows:

     ---------------------------------------------------------------------------
                                             Intermediate              Income
                                                     Fund               Fund

     Short-term gains                             $73,000            $195,000
     Long-term gains subject to 20% rate          $73,000            $130,000

The Money, Intermediate, and Income Funds' dividend income included $5,069,000, $3,812,000, and $3,551,000, respectively, which qualified as exempt-interest dividends.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information
--------------------------------------------------------------------------------

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        C09-050  10/31/99